UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	/ /
Post-Effective Amendment No.	/ /

(Check appropriate box or boxes)

DELAWARE GROUP EQUITY FUNDS V
(Exact Name of Registrant as Specified in Charter)

(800) 523-1918
Registrant’s Area Code and Telephone Number

2005 Market Street, Philadelphia, Pennsylvania 19103-7094
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Class A, Class C, Class R, and Institutional Class Shares of beneficial interest, no par value, of Delaware Wealth Builder Fund. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that the filing will become effective on October [7], 2017 pursuant to Rule 488 under the Securities Act of 1933.

--- C O N T E N T S ---

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus/Information Statement
4.	Part B - Statement of Additional Information
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

DELAWARE FUNDSSM by Macquarie
2005 Market Street
Philadelphia, Pennsylvania 19103
(800) 523-1918

DELAWARE FOUNDATION GROWTH ALLOCATION FUND

IMPORTANT SHAREHOLDER INFORMATION

The enclosed Prospectus/Information Statement is being provided to inform you that on or about December 8, 2017, the Delaware Foundation Growth Allocation Fund, a series of Delaware Group Foundation Funds (the “Trust”), will be reorganized with and into Delaware Wealth Builder Fund (formerly, Delaware Dividend Income Fund) a series of Delaware Group Equity Funds V (the “Equity V Trust”) (the “Reorganization”). The Prospectus/Information Statement discusses this Reorganization and provides you with information that you should consider. The Board of Trustees of the Trust approved the Reorganization and concluded that the Reorganization is in the best interests of Delaware Foundation Growth Allocation Fund and its shareholders.

Please review the information in the Prospectus/Information Statement for your reference. You do not need to take any action regarding your account. On or about December 8, 2017, your shares of Delaware Foundation Growth Allocation Fund will be converted automatically at their net asset value into shares of the corresponding class of Delaware Wealth Builder Fund.

The investment policies of Delaware Wealth Builder Fund differ in certain respects from those of Delaware Foundation Growth Allocation Fund. The enclosed Prospectus/Information Statement provides important information regarding such differences, as well as similarities, that shareholders of Delaware Foundation Growth Allocation Fund should consider in determining whether an investment in Delaware Wealth Builder Fund is appropriate for them. The Reorganization will close no sooner than 60 days after the date of the enclosed Prospectus/Information Statement. Shareholders may redeem their shares in Delaware Foundation Growth Allocation Fund at any time prior to or after the closing of the Reorganization (or shares of the Delaware Wealth Builder Fund received as part of the Reorganization). No contingent deferred sales charge will be assessed in connection with any redemption of your shares in Delaware Foundation Growth Allocation Fund prior to the Reorganization. Subsequent redemptions of Delaware Wealth Builder Fund shares after the close of the Reorganization will be subject to any applicable contingent deferred sales charges.

If you have any questions, please call the Trust toll-free at (800) 523-1918.

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PROSPECTUS/INFORMATION STATEMENT

TABLE OF CONTENTS

THE REORGANIZATION	3
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, INVESTMENT RESTRICTIONS AND RISKS	3
How do the investment objectives and principal strategies of the Acquired Fund compare against the Acquiring Fund?	3
How do the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund differ?	6
What are the principal risks associated with investments in the Acquired Fund versus the Acquiring Fund?	6
INFORMATION ABOUT THE FUNDS	9
What are the general tax consequences of the Reorganization?	9
Who manages the Funds?	9
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?	13
What is the portfolio turnover of each of the Funds?	16
How do the performance records of the Funds compare?	16
Where can I find more financial information about the Funds?	18
What are other key features of the Funds?	18
REASONS FOR THE REORGANIZATION	34
INFORMATION ABOUT THE REORGANIZATION AND THE PLAN	37
How will the Reorganization be carried out?	37
Who will pay the expenses of the Reorganization?	37
What are the tax consequences of the Reorganization?	37
What should I know about shares of the Acquired Fund and Acquiring Fund?	39
What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?	39
Do the Trustees and Officers own shares of the Acquired Fund or the Acquiring Fund?	40
Who are the control persons and owners of record or beneficially 5% or more of any class of the Acquired Fund’s or
Acquiring Fund’s outstanding equity securities?	40
MORE INFORMATION ABOUT THE FUNDS	47
EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT	50

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DELAWARE FUNDSSM by Macquarie
2005 Market Street
Philadelphia, Pennsylvania 19103
(800) 523-1918

PROSPECTUS/INFORMATION STATEMENT

Dated [          ], 2017

Acquisition of the Assets of:

DELAWARE FOUNDATION GROWTH ALLOCATION FUND

(a series of Delaware Group Foundation Funds)

By and in exchange for shares of:

DELAWARE WEALTH BUILDER FUND
formerly, Delaware Dividend Income Fund

(a series of Delaware Group Equity Funds V)

This Prospectus/Information Statement is being furnished to shareholders of Delaware Foundation Growth Allocation Fund (the “Acquired Fund”), a series of Delaware Group Foundation Funds (the “Trust”), pursuant to an Agreement and Plan of Reorganization (the “Plan”) whereby: (i) all of the property, assets, and goodwill (“Assets”) of the Acquired Fund will be acquired by Delaware Wealth Builder Fund, a series of Delaware Group Equity Funds V (the “Equity V Trust”) (the “Acquiring Fund,” and collectively with the Acquired Fund, the “Funds”), and (ii) the Equity V Trust, on behalf of the Acquiring Fund, will assume all of the liabilities and obligations not discharged by the Acquired Fund after using its best efforts to identify and discharge all of its unpaid liabilities and obligations, including all liabilities relating to operations prior to the closing of the reorganization, in exchange for shares of the Acquiring Fund (the “Reorganization”). According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Trust and the Equity V Trust (the “Boards”) have approved the Plan and the Reorganization. Shareholders of the Acquired Fund are not required to and are not being asked to approve the Plan or the Reorganization.

Pursuant to the Plan, holders of Class A, Class C, Class R, and Institutional Class shares of the Acquired Fund will receive the equivalent aggregate net asset value of Class A, Class C, Class R, and Institutional Class shares, respectively, of the Acquiring Fund.

Each Fund is a diversified series of its respective trust. Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) (a Delaware statutory trust) serves as the primary investment adviser for both Funds. The Acquired Fund utilizes Jackson Square Partners, LLC as the sub-advisor for its large-cap growth investment sleeve.

This Prospectus/Information Statement sets forth concisely the information that you should know about the Reorganization. You should retain this Prospectus/Information Statement for future reference. A Statement of Additional Information dated [          ], 2017 (the “Statement of Additional Information”), relating to this Prospectus/Information Statement, contains additional information about the Acquiring Fund and the Reorganization, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The Prospectus of the Acquiring Fund, dated March 28, 2017 (1933 Act File No. 033-11419) (the “Acquiring Fund Prospectus”), accompanies this Prospectus/Information Statement, is incorporated herein by reference and is considered a part of this Prospectus/Information Statement, and is intended to provide you with information about the Acquiring Fund. The prospectus of the Acquired Fund, dated July 28, 2017 (1933 Act File No. 333-38801) (the “Acquired Fund Prospectus”), provides additional information about the Acquired Fund and is incorporated herein by reference.

You can request a free copy of either Fund’s Prospectus, Statement of Additional Information, Annual Report, or Semiannual Report by calling (800) 523-1918 or by writing to the Funds at: P.O. Box 9876, Providence, RI 02940-8076 (regular mail) or 4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service).

Additional information about the Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov. Shareholders can review and copy information about the Acquiring Fund and Acquired Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

THE REORGANIZATION

At a meeting held on August 16, 2017, the Boards, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), on behalf of each of the Funds, considered the proposal to reorganize the Acquired Fund with and into the Acquiring Fund, and approved the Plan.

The Reorganization of the Acquired Fund into the Acquiring Fund will consist of: (i) the acquisition by the Equity V Trust, on behalf of the Acquiring Fund, of all of the property, assets, and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of the corresponding class of shares of the Acquiring Fund; (ii) the assumption by the Equity V Trust, on behalf of the Acquiring Fund, of all of the liabilities and obligations not discharged by the Acquired Fund after using its best efforts to identify and discharge all of its unpaid liabilities and obligations, including all liabilities relating to operations prior to the closing of the Reorganization; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing, all upon and subject to the terms and conditions of the Plan.

The Reorganization will result in your shares of the Acquired Fund being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund. In particular, shareholders of Class A, Class C, Class R, and Institutional Class shares of the Acquired Fund will receive the same class of shares of the Acquiring Fund. This means that you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around December 8, 2017. Class A and Class C shareholders of the Acquired Fund will not be assessed sales charges, including any contingent deferred sales charge, for the exchange of their shares for Class A and Class C shares, respectively, of the Acquiring Fund. Subsequent purchases of Class A and Class C shares of the Acquiring Fund will, however, be subject to applicable sales charges.

For the reasons set forth below under “Reasons for the Reorganization,” the Boards have determined that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund. The Boards have also concluded that the interests of the existing shares of the Acquired Fund and the existing shares of the Acquiring Fund will not be diluted as a result of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, INVESTMENT RESTRICTIONS AND RISKS

How do the investment objectives and principal strategies of the Acquired Fund compare against the Acquiring Fund?

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. More complete information may be found in the Funds’ Prospectuses and Statements of Additional Information. For a complete description of the Acquiring Fund’s investment strategies and risks, you should read the Acquiring Fund Prospectus which is included with this Prospectus/Information Statement.

Investment Objectives. The Acquiring Fund seeks high current income and an investment that has the potential for capital appreciation whereas the Acquired Fund seeks long-term capital growth. The Funds’ investment objectives are non-fundamental. This means that a Fund’s Board may change the objectives without obtaining shareholder approval. If the objectives were changed, the Funds would notify shareholders at least 60 days before the change became effective.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have different principal investment strategies, as discussed below. Each Fund’s principal investment strategies are provided in the table below.

Delaware Foundation Growth Allocation Fund (Acquired Fund)	Delaware Wealth Builder Fund (Acquiring Fund)

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Manager will use an active allocation approach when selecting the Fund’s investments. In striving to meet its objective, the Fund will typically target about 80% of its net assets in equity securities and about 20% of its net assets in fixed income securities. The Fund’s allocations may vary within the ranges shown in the table below. The Fund may invest 15% to 70% of net assets in foreign securities and up to 20% of net assets in emerging market securities. Following are the strategic policy weights for the Fund’s net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity asset class: 80% policy weight (55-90% range)

●US equity asset class: 40% policy weight (15-50% range)
○US large-cap core
○US large-cap growth
○US large-cap value
○US small-cap core
○US small-cap growth
○US small-cap value

●International equity asset class: 30% policy weight (15-50% range)
○International value
○International growth
○International small-cap growth

●Global real estate equity asset class: 0% policy weight (0-20% range)
○US real estate
○Global ex-US real estate

●Emerging markets asset class: 10% policy weight (0-20% range)
○Emerging markets
○Emerging markets small-cap
○Emerging markets opportunities

●Fixed income asset class: 20% policy weight (10-45% range)

●Diversified fixed income asset class: 20% policy weight (10-45% range)
○Diversified fixed income: 18% policy weight (10-40%range)
○Money market/cash equivalents: 2% policy weight (0-10%range)

What are the Fund’s principal investment strategies?

The Fund invests primarily in income-generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities, including high yield, high-risk corporate bonds, investment grade fixed income securities, and U.S. government securities.

Under normal circumstances, at least 50% of the Fund’s total assets will be invested in income-generating equity securities, including real estate investment trusts (REITs). In making investments in income-generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund’s total assets, no more than 45% of the Fund’s total assets will be invested in high yield, high-risk debt securities. No more than 25% of the Fund’s total assets will be invested in any one industry sector nor, as to 75% of the Fund’s total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 10% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the Fund’s investment manager, Delaware Management Company (Manager), will determine the proportion of the Fund’s assets that will be allocated to income-generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund’s total assets invested in income-generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund’s total assets. The proportion of the Fund’s total assets in debt securities will correspondingly vary from 0% to 50% of the Fund’s total assets.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Each Fund is classified as “diversified” under applicable federal law and neither Fund will concentrate its investments in any one industry.

The investment strategies of the Funds differ in certain significant respects. The Acquired Fund relies on active asset allocation and invests in a diversified portfolio of securities of different investment classes and styles as it strives to attain its objective. The Acquiring Fund invests primarily in a combination of income-generating equity and debt securities including, but not limited to, dividend-paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, nonconvertible debt securities, high yield, high-risk securities, investment grade fixed income securities, U.S. government securities, and foreign equity and fixed income securities.

DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for each of the Funds. The Acquired Fund’s active asset allocation strategy begins with an evaluation of three key factors:

●	the returns and risks associated with different asset classes;
●	the correlation between different asset classes, in other words, their tendency to move up or down together; and
●	the evolution of the global opportunity set, in the form of absolute and relative changes in the investable universe over time.

This information is used to determine how much of the Acquired Fund will be allocated to each asset class. DMC then selects the appropriate investment styles for investment using a variety of methods to identify the securities or market sectors that DMC believes are the best investments for the Fund.

Although the Funds differ in certain respects, there are similarities between the Funds. The Acquired Fund has a targeted 80% equity policy weight with a range of 55-90% in which its equity allocation may vary. The Acquiring Fund’s strategy is to invest at least 50% of the Fund’s total assets in income-generating equity securities, including real estate investment trusts (REITs), but it is expected that the proportion of the Fund’s total assets invested in income-generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund’s total assets. Currently, both the Acquired Fund and the Acquiring Fund have equity exposure in the 70-85% range. In addition, both Funds are viewed as multi asset class solutions and both reside in Morningstar’s “Allocation: 70-85% Equity” category.

The Acquired Fund typically targets about 20% of its net assets in fixed income securities and may invest 15% to 70% of net assets in foreign securities with up to 20% of net assets in emerging market securities. The Acquired Fund’s strategic policy weights for the Fund’s net assets are included above and show the broad and narrow asset classes, various investment styles, and the permitted range of variation around those weights.

The Acquiring Fund’s debt securities may comprise up to 50% of the Fund’s total assets, with no more than 45% of the Fund’s total assets invested in high yield, high-risk debt securities, and at least 50% of the Fund’s total assets will be invested in income-generating equity securities, including REITs. No more than 25% of the Fund’s total assets will be invested in any one industry sector nor, as to 75% of the Acquiring Fund’s total assets, will more than 5% be invested in securities of any one issuer. The Acquiring Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Acquiring Fund will not, however, invest more than 10% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Both Funds have the ability to make use of derivatives. The Acquiring Fund may utilize credit default swaps, for example, in an effort to take a shorter-term hedging position on the otherwise longer-term high-yield exposure in the Fund. The Acquiring Fund has also engaged in call option writing on fully valued equity holdings in an effort to generate additional income. Overall the use of derivatives in the Acquiring Fund is low relative to the overall assets in the Fund. The Acquired Fund may also make use of derivatives for short-term positions, but this usage is also low relative to the Fund’s assets. The Acquired Fund may invest in futures, options, and closing transactions related thereto, but may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 75% of its assets. The fixed income sleeve of the Acquired Fund has more recently taken derivatives positions in an effort to hedge duration, as that is an important element of the underlying strategies in that sleeve.

In response to unfavorable market conditions, each Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund’s investment objective. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objective.

A more complete discussion of the investment strategies and how the Acquiring Fund uses them is included in the Acquiring Fund Prospectus under the section “How we manage the Funds,” which is enclosed with this Prospectus/Information Statement.

How do the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund differ?

The Trust and Equity V Trust have adopted identical fundamental investment restrictions. Each Trust has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of a Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

What are the principal risks associated with investments in the Acquired Fund versus the Acquiring Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. Each Fund’s principal risks are included below.

Although both the Acquired Fund and Acquiring Fund share certain types of risks, the degree of such risks may vary.

Acquired Fund	Acquiring Fund
Company size risk	N/A
N/A	Credit risk
Derivatives risk	Derivatives risk
Fixed income risk	N/A
Foreign risk	Foreign risk
Forward foreign currency risk	Forward foreign currency risk
Government and regulatory risk	Government and regulatory risk
N/A	High yield (junk bond) risk
N/A	Industry risk
N/A	Interest rate risk
N/A	Leveraging risk
Liquidity risk	Liquidity risk
N/A	Loans and other indebtedness risk
Market risk	Market risk
Real estate industry risk	Real estate industry risk

Company size risk. (Acquired Fund only) The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Credit risk. (Acquiring Fund only) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and repay principal in a timely manner.

Derivatives risk. (Acquiring Fund and Acquired Fund) Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fixed income risk. (Acquired Fund only) The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk. (Acquiring Fund only) The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Forward foreign currency risk. (Acquiring Fund and Acquired Fund) The use of forward foreign currency contracts may substantially change a portfolio’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a portfolio’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Government and regulatory risk. (Acquiring Fund and Acquired Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

High yield (junk bond) risk. (Acquiring Fund only) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Industry risk. (Acquiring Fund only) The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Interest rate risk. (Acquiring Fund and Acquired Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Leveraging risk. (Acquiring Fund only) The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Liquidity risk. (Acquiring Fund and Acquired Fund) The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Loans and other indebtedness risk. (Acquiring Fund only) The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A portfolio’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Market risk. (Acquiring Fund and Acquired Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk. (Acquiring Fund and Acquired Fund) This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

A more complete discussion of the risks of an investment in the Acquiring Fund is included in the Acquiring Fund Prospectus, which is enclosed with this Prospectus/Information Statement, under “The risks of investing in the Fund” and in the Acquiring Fund’s Statement of Additional Information under “Investment Strategies and Risks.” A more complete discussion of the risks of an investment in the Acquired Fund is included in the Acquired Fund’s Prospectus under “The risks of investing in the Fund” and in the Acquiring Fund’s Statement of Additional Information under “Investment Strategies and Risks.”

INFORMATION ABOUT THE FUNDS

What are the general tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the federal income tax consequences of the Reorganization,” the shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their shares in the Acquired Fund for Acquiring Fund Shares pursuant to the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For more information, please see the section “What are the federal income tax consequences of the Reorganization” below.

Who manages the Funds?

The Acquired Fund’s and Acquiring Fund’s investment manager is Delaware Management Company (“DMC” or the “Manager”), located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of March 31, 2017, $236.6 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

For its services to the Acquired Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.25% of the average daily net assets during the last fiscal year ended March 31, 2017. For its services to the Acquiring Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.64% of average daily net assets during the last fiscal year ended Nov. 30, 2016.

The Acquired Fund and Acquiring Fund share a portfolio manager, Babak “Bob” Zenouzi, whose bio is included below.

Jackson Square Partners, LLC (“JSP”), located at 101 California Street, Suite 3750, San Francisco, California 94111 serves as sub-advisor to the Acquired Fund’s large-cap growth investment sleeve. JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, LP, a Delaware limited partnership owned by certain JSP personnel. As of March 31, 2017, JSP manages $20.6 billion in assets, including mutual funds, separate accounts, and other investment vehicles, of which approximately $1.5 billion is non-discretionary. As sub-advisor, JSP is responsible for day-to-day management of a portion of the Acquired Fund’s assets. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager has entered into a separate sub-advisory agreement with JSP and compensates JSP out of the investment advisory fees it receives from the Acquired Fund.

A discussion of the basis for the Board's approval of the Acquired Fund’s investment advisory and sub-advisory contracts is available in the Fund’s semiannual report to shareholders for the period ended Sept. 30, 2016. A discussion of the basis for the Board’s approval of the Acquiring Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the fiscal year ended Nov. 30, 2016.

Portfolio Managers of the Funds

Acquired Fund

Paul Grillo, Sharon Hill, Francis X. Morris, and Babak “Bob” Zenouzi have primary responsibility for making day-to-day investment decisions for the Acquired Fund. When making investment decisions for the Acquired Fund, Dr. Hill and Messrs. Grillo, Morris, and Zenouzi regularly consult with the Manager’s Core, Growth, Value, Small-Mid Cap Value Equity, Small-Mid Cap Growth Equity, International, Global Ex-US Equity (Emerging Markets Opportunities, Emerging Markets Small Cap and International Small-Cap), and Fixed Income investment teams as needed.

Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen, and Daniel J. Prislin of JSP are responsible for the large-cap growth investment sleeve of the Acquired Fund.

Paul Grillo, CFA Senior Vice President, Chief Investment Officer of Total Return Strategies. Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining the firm, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Sharon Hill, Ph.D. Senior Vice President, Head of Equity Quantitative Research and Analytics—Macquarie Investment Management, Americas. Dr. Sharon Hill heads the firm’s equity quantitative research team in the Americas and is a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. Dr. Hill joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2000 as a senior programmer/analyst within the IT department, and then moved to the equity group as a quantitative analyst in 2002 before assuming her current position in 2004. Before joining the firm, she worked as a professor of mathematics at Rowan University and as a software developer for Bloomberg, where she focused on fixed income applications. Dr. Hill holds a bachelor’s degree, with honors, in mathematics from the City University of New York at Brooklyn College, as well as a master’s degree and Ph.D. in mathematics from the University of Connecticut. Her academic publications include work on water waves, complex spring systems, and global investments. She is a member of the Society of Quantitative Analysts and she is on the program committee of the Journal of Investment Management.

Francis X. Morris Senior Vice President, Chief Investment Officer—Core Equity. Francis X. Morris joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 1997 as a vice president and portfolio manager, and is currently the chief investment officer for Core Equity investments. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. In addition, Morris serves as a Trustee for the Macquarie Management Holdings, Inc. 401(k) and Retirement Plan. Prior to joining the firm, Morris was vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. He is currently a member of the Business Advisory Council of the Providence College School of Business. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. He is a former officer of the National Association of Petroleum Investment Analysts.

Babak “Bob” Zenouzi Senior Vice President, Chief Investment Officer—Real Estate Securities and Income Solutions (RESIS). Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM), which includes the former Delaware Investments. Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Jeffrey S. Van Harte, CFA Chairman, Chief Investment Officer – Jackson Square Partners, LLC. Jeffrey S. Van Harte became a member of Jackson Square Partners (JSP), at its inception in May 2014 as chairman and chief investment officer. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was the chief investment officer of the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA Portfolio Manager, Research Analyst – Jackson Square Partners, LLC. Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and research analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA Portfolio Manager, Research Analyst – Jackson Square Partners, LLC. Christopher M. Ericksen became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and research analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA Portfolio Manager, Research Analyst – Jackson Square Partners, LLC. Daniel J. Prislin became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and research analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Acquiring Fund

Babak “Bob” Zenouzi and Damon Andres have primary responsibility for making day-to-day investment decisions for the Acquiring Fund. In making decisions for the Acquiring Fund, Messrs. Zenouzi and Andres consult regularly with members of Delaware Investments’ Large Cap Value and Global and International Equity teams for the equity portion of the Acquiring Fund, and with the Fixed Income Investment teams for the fixed income portion of the Acquiring Fund. Mr. Andres has been a part of the Acquiring Fund’s investment management team since its inception. Mr. Zenouzi assumed responsibility for the Acquiring Fund in May 2006.

Babak “Bob” Zenouzi Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS). Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA Vice President, Senior Portfolio Manager. Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The Statements of Additional Information (“SAIs”) for the Acquired Fund and Acquiring Fund, dated July 28, 2017 and March 28, 2017, respectively, provide additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares. For information on how to obtain a copy of the SAIs for the Funds, please see the section entitled, “More Information about the Funds.”

Manager of Managers Structure

The Funds and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Funds, the Manager may, in the future, recommend to the Boards the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Fund’s portfolio.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, depending on the share class you hold, followed by those anticipated to be charged by the Acquiring Fund shares after the Reorganization. The operating expenses shown for the Funds are based on expenses incurred during the Acquired Fund’s fiscal year ended March 31, 2017 and the Acquiring Fund’s twelve month period ended May 31, 2017. The tables below also include the pro forma expenses after the Reorganization for the Acquiring Fund based on expenses incurred during the Acquiring Fund’s twelve month period ended May 31, 2017.

Class A Shares	Actual		Pro forma
			Acquiring
	Acquired	Acquiring	Fund –
	Fund –	Fund –	Class A After
	Class A	Class A	Reorganization
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	None	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of
the value of your investment)
Management fees	0.65%	0.63%	0.63%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Dividends on short sales and interest expense	0.00%	0.02%	0.01%
Other expenses	0.65%[1]	0.21%	0.21%[2]
Total annual fund operating expenses	1.55%	1.11%	1.10%
Fee waivers and expense reimbursements	(0.40%)[3]	0.00%	0.00%[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.15%	1.11%	1.10%

Class C Shares	Actual		Pro forma
			Acquiring
	Acquired	Acquiring	Fund –
	Fund –	Fund –	Class C After
	Class C	Class C	Reorganization
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	1.00%[4]	1.00%[4]	1.00%[4]

Annual fund operating expenses
(expenses that you pay each year as a percentage of
the value of your investment)
Management fees	0.65%	0.63%	0.63%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Dividends on short sales and interest expense	0.00%	0.02%	0.01%
Other expenses	0.65%[1]	0.21%	0.21%[2]
Total annual fund operating expenses	2.30%	1.86%	1.85%
Fee waivers and expense reimbursements	(0.40%)[3]	0.00%	0.00%[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.90%	1.86%	1.85%

Class R Shares	Actual		Pro forma
			Acquiring
	Acquired	Acquiring	Fund –
	Fund –	Fund –	Class R After
	Class R	Class R	Reorganization
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	None	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of
the value of your investment)
Management fees	0.65%	0.63%	0.63%
Distribution and service (12b-1) fees	0.50%	0.50%	0.50%
Dividends on short sales and interest expense	0.00%	0.02%	0.01%
Other expenses	0.65%[1]	0.21%	0.21%[2]
Total annual fund operating expenses	1.80%	1.36%	1.35%
Fee waivers and expense reimbursements	(0.40%)[3]	0.00%	0.00%[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.40%	1.36%	1.35%

Institutional Class Shares	Actual		Pro forma
			Acquiring
	Acquired	Acquiring	Fund –
	Fund –	Fund –	Inst. Class After
	Inst. Class	Inst. Class	Reorganization
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	None	None	None
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	None	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of
the value of your investment)
Management fees	0.65%	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.00%	0.00%
Dividends on short sales and interest expense	0.00%	0.02%	0.01%
Other expenses	0.65%[1]	0.21%	0.21%[2]
Total annual fund operating expenses	1.30%	0.86%	0.85%
Fee waivers and expense reimbursements	(0.40%)[3]	0.00%	0.00%[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.90%	0.86%	0.85%

1 “Other expenses” have been restated to reflect future lower operating expenses.

2 “Other expenses” include one-time costs associated with the Reorganization.

3 The Acquired Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets from July 29, 2017 through July 30, 2018. These waivers and reimbursements may only be terminated by agreement of the Manager and the Acquired Fund. Upon the closing of the Reorganization on or about Dec. 8, 2017, DMC will contractually agree to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% of the Acquiring Fund’s average daily net assets [from Dec. 8, 2017 through Dec. 31, 2018]. These waivers and reimbursements may only be terminated by agreement of the Manager and the Acquiring Fund.

4 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be assessed in connection with any redemption of shares in the Acquired Fund prior to the Reorganization.

For the Acquired Fund, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs and nonroutine expenses or costs, including but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% of the Acquired Fund's average daily net assets through July 30, 2018. There is currently no expense limitation in place for the Acquiring Fund, and its total expense ratio is slightly lower than that of the Acquired Fund, according to the Funds’ current prospectuses. DMC will establish the same level of contractual expense limitation for the Acquiring Fund that currently applies to the Acquired Fund, to take effect immediately after the Reorganization. This expense limitation would run for one year following the Reorganization, and it is reflected in the Fund's pro forma expense tables.

These Examples are intended to help you compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Reorganization. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the examples show expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The examples also assume that your investment has a 5% return each year and reflect the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Foundation Growth Allocation Fund	$685	$999	$1,335	$2,282
Wealth Builder Fund	$682	$908	$1,151	$1,849
Pro forma Wealth Builder Fund (after the Transaction)	$681	$905	$1,146	$1,838

Class C (if not redeemed)	1 Year	3 Years	5 Years	10 Years
Foundation Growth Allocation Fund	$193	$680	$1,194	$2,605
Wealth Builder Fund	$189	$585	$1,006	$2,180
Pro forma Wealth Builder Fund (after the Transaction)	$188	$582	$1,001	$2,169

Class C	1 Year	3 Years	5 Years	10 Years
Foundation Growth Allocation Fund	$293	$680	$1,194	$2,605
Wealth Builder Fund	$289	$585	$1,006	$2,180
Pro forma Wealth Builder Fund (after the Transaction)	$288	$582	$1,001	$2,169

Class R	1 Year	3 Years	5 Years	10 Years
Foundation Growth Allocation Fund	$143	$528	$938	$2,083
Wealth Builder Fund	$138	$431	$745	$1,635
Pro forma Wealth Builder Fund (after the Transaction)	$137	$428	$739	$1,624

Institutional Class	1 Year	3 Years	5 Years	10 Years
Foundation Growth Allocation Fund	$92	$373	$675	$1,533
Wealth Builder Fund	$88	$274	$477	$1,061
Pro forma Wealth Builder Fund (after the Transaction)	$87	$271	$471	$1,049

What is the portfolio turnover of each of the Funds?

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund’s performance. During the Acquired Fund’s most recent fiscal year ended March 31, 2017 and the Acquiring Fund’s most recent fiscal year ended Nov. 30, 2016, the Funds’ portfolio turnover rates were as follows:

Acquired Fund	103%
Acquiring Fund	102%

The alignment of portfolio securities in the Acquiring Fund following the Reorganization may increase portfolio turnover for the Acquiring Fund, which may generate additional costs associated with portfolio turnover.

How do the performance records of the Funds compare?

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how the each Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Funds’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Acquired Fund

Prior to mid-September 2008, the Acquired Fund operated as a fund of funds, investing primarily in other Delaware Funds. Since mid-September 2008, the Acquired Fund has been restructured to invest directly in securities representing a variety of asset classes and investment styles (“Restructuring”). The historical returns prior to that time do not reflect the Restructuring.

Acquired Fund
Year-by-year total return (Class A)

As of June 30, 2017, the Acquired Fund’s Class A shares had a calendar year-to-date return of 8.05%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 16.13% for the quarter ended June 30, 2009, and its lowest quarterly return was -14.25% for the quarter ended Sept. 30, 2011. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge

Average annual total returns for periods ended December 31, 2016

	1 year	5 years	10 years
Class A return before taxes	-0.10%	6.51%	3.61%
Class A return after taxes on distributions	-1.23%	4.74%	2.41%
Class A return after taxes on distributions and sale of Fund shares	0.88%	5.02%	2.75%
Class C return before taxes	4.21%	6.95%	3.43%
Class R return before taxes	5.71%	7.47%	3.96%
Institutional Class return before taxes	6.36%	8.03%	4.48%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%

After-tax performance is presented only for Class A shares of the Acquired Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Acquiring Fund

Acquiring Fund
Year-by-year total return (Class A)

As of June 30, 2017, the Acquiring Fund’s Class A shares had a calendar year-to-date return of 4.19%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.58% for the quarter ended June 30, 2009, and its lowest quarterly return was -18.93% for the quarter ended Dec. 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

The primary benchmark index for the Acquiring Fund has been changed to a blended index to better reflect the nature of the underlying securities held by the Fund.

Average annual total returns for periods ended December 31, 2016

	1 year	5 years	10 years
Class A return before taxes	2.86%	8.03%	4.19%
Class A return after taxes on distributions	2.31%	7.27%	3.10%
Class A return after taxes on distributions and sale of Fund shares	1.94%	6.13%	2.90%
Class C return before taxes	7.30%	8.49%	4.03%
Class R return before taxes	8.86%	9.04%	4.55%
Institutional Class return before taxes	9.41%	9.58%	5.07%
60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Index *
(reflects no deduction for fees, expenses, or taxes) (new benchmark)	8.31%	9.69%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes) (previous benchmark)	11.96%	14.66%	6.95%

* Formerly known as the Barclays U.S. Aggregate Index.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Where can I find more financial information about the Funds?

The Acquired Fund’s Annual Report and the Acquiring Fund’s Annual Report contain a discussion of each Fund’s performance during their fiscal years ending March 31, 2017 and Nov. 30, 2016, respectively, and show per share information for each of the previous five fiscal years. These documents, and the Acquired Fund’s and Acquiring Fund’s most recent Semiannual Reports dated Sept. 30, 2016 and May 31, 2017, respectively, are available upon request. (See “More Information about the Funds”).

What are other key features of the Funds?

Investment Advisory Fees. DMC is the investment adviser of each Fund. DMC has entered into identical investment advisory agreements relating to each Fund. The investment advisory fees as a percentage of each Fund’s average daily net assets are the same, as set forth below:

Investment Advisory Fee
0.65% on the first $500 million
0.60% on the next $500 million
0.55% on the next $1.5 billion
0.50% of the average daily net assets in excess of $2.5 billion

Since the Acquiring Fund assets have reached a breakpoint in the management fee and if asset levels of the Funds remain relatively stable, the Acquired Fund shareholders will have a reduction in management fees (without waivers) upon the Reorganization. As of June 30, 2017, the Acquired Fund had approximately $63 million in assets and the Acquiring Fund had approximately $712 million in assets.

Pursuant to the terms of the sub-advisory agreement, the investment sub-advisory fees are paid by DMC to the JSP as a percentage of the average daily net assets of the Acquired Fund managed by JSP.

Distribution Services. Delaware Distributors, L.P. (the “Distributor”), 2005 Market Street, Philadelphia, Pennsylvania 19103-7094, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Class A, Class C and Class R shares (“Retail Classes”) under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See each Fund’s Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor, the Trust or the Equity V Trust. The Distributor also serves as the national distributor for the other Delaware Funds. The Board annually reviews fees paid to the Distributor.

Rule 12b-1 Plans. The Trust and Equity V Trust have adopted distribution plans under Rule 12b-1 (the “Rule 12b-1 Plans”) of the 1940 Act for each Fund’s Class A, Class C and Class R shares. Although actual distribution expenses may be more or less, Class A shares incur annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts. Class R shares incur annual Rule 12b-1 expenses of up to a maximum of 0.50% of the average daily net assets of Class R shares of a Fund. Please refer to the “Purchasing Shares” section in each Fund’s SAI for additional information.

Purchase, Exchange and Redemption Procedures. Generally, there are no differences between each Fund’s procedures with regard to the purchase, exchange, and redemption of Fund shares. You may refer to the Prospectus for each Fund under the sections entitled “How to buy shares,” “How to redeem shares” and “Investor services – Exchange of shares” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of each Fund’s shares.

You may purchase or redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through a Fund’s website at delawarefunds.com; by calling 800 523-1918; by regular mail (c/o Macquarie Investment Management (formerly, Delaware Investments), P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the Prospectus under “Choosing a share class” and on a Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Investing in the Funds. You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial advisor (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Please see the section “Broker-defined sales charge waiver policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. Additional information on sales charges can be found in the SAI, which is available upon request.

Choosing a share class. Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares. Class A, Class C, and Class R shares of each Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A:
●	Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.
●	If you invest $50,000 or more, your front-end sales charge will be reduced.
●	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
●	Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.
●	Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.
●	Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.
●	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

Class A sales charges:
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

	Sales charge as %	Sales charge as %
Amount of purchase	of offering price	of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*
* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C:
●

Class C shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

●

In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

●	Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.
●

Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

●	You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.
●	Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, and Institutional Class shares.

Calculation of contingent deferred sales charges — Class C:
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class R:
●	Class R shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a CDSC.
●	Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.
●

Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus (formerly, BISYS) that are offering Class R shares to participants.

●

Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

●

Any account holding Class A shares of a Fund as of the date Class R shares were made available for that Fund continues to be eligible to purchase the Fund’s Class A shares after that date. Any account holding a Fund’s Class R shares is not eligible to purchase its Class A shares.

●	Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

Institutional Class:
●	Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.
●	Institutional Class shares are not subject to a CDSC.
●	Institutional Class shares do not assess a 12b-1 fee.
●	Institutional Class shares are available for purchase only by the following:
○	rollover IRAs from retirement plans and retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business;
○	retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;
○	tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;
○	institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory clients;
○	a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;
○	registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);
○	programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or
○	private investment vehicles, including, but not limited to, foundations and endowments.

Dealer compensation. The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase.
2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase.
3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries. The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge. We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares. Please refer to the “Broker-defined sales charge waiver policies” immediately before the back cover of this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R and Institutional Class shares have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation:

Through a letter of intent you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges. Delaware Funds no longer accept retroactive letters of intent.

You can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges.

Class A	Class C
Available.	Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares:

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans:

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.	Although front-end sales charges do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares in order to reduce your sales charge on Class A shares.

Buying Class A shares at net asset value. Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

●	Shares purchased under the Macquarie Investment Management dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.
●

Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

●	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.
●	Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.
●	Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.
●

Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

●	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.
●

 Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates ) related to such plans or programs.

●	Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.
●	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.
●

Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

●	Purchases by certain participants of particular group retirement plans as described in the SAI.

Waivers of contingent deferred sales charges. Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class R and Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances:

●

Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

●

Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

●

Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

●

Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

●

Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan[1] (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

●

Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan[1] (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

●	Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.
●

Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

●	Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.
●	Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.
1 Qualified plans that are fully redeemed at the direction of the plan’s fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares. Through your financial intermediary - Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Funds’ Shareholder Service Center
By mail:
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire:
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Shareholder Service Center at 800 523-1918 so we can assign you an account number.

By exchange:
You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services - You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Calculating share price. The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair Valuation. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

A Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Each Board has delegated responsibility for valuing a Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Boards and is subject to the Boards’ oversight.

Retirement plans. In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Shareholder Service Center at 800 523-1918.

Document delivery. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Shareholder Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts. Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares. Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15 day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary – Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Funds’ Shareholder Service Center
By mail:
You may redeem your shares by mail by writing to: Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Shareholder Service Center at 800 523-1918 for more information about the signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone:
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

●	By check — Sent to your address of record, provided there has not been an address change in the last 30 days.
●	By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.
●	By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services - You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Redemptions-in-kind - The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). See the SAI for more information on redemptions-in-kind.

Low balance accounts. For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R and Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services. To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access - Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery - With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan - The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit - With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option - With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan - Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares - You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of a Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service - The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service - Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan - You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading). The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds will consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends, Distributions and Taxes. Generally, each Fund’s procedures with regard to dividends, distributions and taxes are similar, although they pay dividends with different frequencies. You may refer to the prospectus for the Funds under the section entitled “Dividends, distributions, and taxes.” In summary, substantially all of the Acquired Fund’s net investment income, if any, is declared and distributed annually. By contrast, substantially all of the Acquiring Fund’s net investment income, if any, is declared and distributed monthly. Any net realized capital gains of either Fund will be declared and paid to shareholders at least annually. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund unless you instruct the Fund to do otherwise.

Sales Charges. The sales charge structure for Class A and Class C shares of the Acquired Fund and the Acquiring Fund are identical. Class R and Institutional Class shares of the Acquired Fund and Acquiring Fund are not subject to any sales charges. Acquired Fund shareholders will not pay any sales charges as a result of the Reorganization. Subsequent purchase of Class A shares and redemptions of Class C shares will, however, be subject to applicable sales charges.

Broker-defined sales charge waiver policies
Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

— Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
— Shares purchased by or through a 529 Plan.
— Shares purchased through a Merrill Lynch affiliated investment advisory program.
— Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
— Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable).
— Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).
— Shares exchanged from Class C (that is, level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date.
— Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
— Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in the Prospectus.
— Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC waivers on Class A and C shares available at Merrill Lynch

— Death or disability of the shareholder.
— Shares sold as part of a systematic withdrawal plan as described in a Fund’s Prospectus.
— Return of excess contributions from an IRA Account.
— Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½.
— Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
— Shares acquired through a right of reinstatement.
— Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms.

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

— Breakpoints as described in the Prospectus.
— Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
— Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

REASONS FOR THE REORGANIZATION

At a meeting of the Boards of Trustees of the Trust and the Equity V Trust held on August 16, 2017 (the “Board Meeting”), DMC recommended to the Board of the Trust, on behalf of Delaware Foundation Growth Allocation Fund, and the Board of the Equity V Trust, on behalf of Delaware Wealth Builder Fund, that they approve the Reorganization of Delaware Foundation Growth Allocation Fund with and into Delaware Wealth Builder Fund. DMC recommended the Reorganization because of the following factors, among others:

●	Similar strategies and risks, and identical fundamental investment restrictions of the Acquired Fund and Acquiring Fund,
●	Lower expense ratios for Acquired Fund shareholders and the establishment of an expense limitation of the Total Expense Ratio of the Acquiring Fund for one year from the close of the Reorganization,
●	Lower management fees for Acquiring Fund shareholders based on the combined asset size,
●	A historically higher-yielding Fund for Acquired Fund shareholders,
●	Historically better performance and risk-adjusted returns for Acquired Fund shareholders,
●	Relative past and current decline in assets of the Acquired Fund and the anticipated future inability to achieve satisfactory asset growth,
●	Scale benefits by reaching management fee breakpoints,
●	Estimated costs of the Reorganization and the extent to which the Acquiring Fund and Acquired Fund would bear such costs,
●	A tax-free reorganization with no dilution to shareholders, and
●	Potential benefits of the Reorganization for the shareholders of the Acquired Fund and the Acquiring Fund.

At the Board Meeting, the Boards considered and approved the proposed Reorganization. The Independent Trustees were advised on this matter by legal counsel. The Boards received written materials from DMC containing relevant information about the Funds and the proposed Reorganization, including fee and expense information on an actual and future estimated basis, and comparative performance data of Delaware Foundation Growth Allocation Fund and Delaware Wealth Builder Fund. The Boards received detailed information about: (1) the investment objectives, strategies, and policies of the Funds; (2) the portfolio management of the Funds; (3) current and future estimated fees and expenses of both Funds; (4) comparative short and long-term investment performance and risk-adjusted performance of the Funds; (5) comparative yield information for each Fund; (6) scale benefits through management fee breakpoints and third-party distribution benefits of the Acquiring Fund; (7) the rationale for the Acquiring Fund as the most optimal fit for the Acquired Fund to reorganize into; (8) Reorganization allocation of expenses; (9) federal income tax consequences of the Reorganization for each Fund’s shareholders; and (10) the general characteristics of the Funds.

The Boards considered the potential benefits, risks, and costs of the Reorganization to shareholders of the Funds. In approving the Reorganization, each Board considered the following factors and potential benefits:

Low prospects for future growth with the smaller Acquired Fund and better prospects for growth with the larger Acquiring Fund. The Acquired Fund has not been successful in raising assets. Managing mutual funds in an efficient and profitable manner requires significant assets. The Acquired Fund has experienced a substantial decline in assets since its peak asset level of approximately $102 million as of Dec. 31, 2012 and has experienced net outflows each year since then.

Significant headwinds for target risk strategies. From a distribution perspective, traditional target risk strategies face significant headwinds in the current environment for at least two reasons: (1) market preference for target date strategies over target risk in retirement plans, and (2) asset raising success is largely isolated to asset managers that have a retirement record-keeping businesses. In recent years target date, not target risk, strategies have absorbed much of the demand for these more simplified, traditional multi-asset strategies. The market for both target risk and target date strategies is primarily the retirement channel, which is heavily influenced by the defined contribution record-keeping businesses.

Outlook for asset growth greater with Wealth Builder strategy. As the Acquiring Fund is primarily sold through retail third-party intermediary platforms, distribution of the Acquiring Fund is focused more on the differentiated characteristics of the strategy. Management believes the income-oriented approach of the Acquiring Fund strategy may be a better fit for third-party distribution platforms, as it offers a unique blend of income generation, upside participation in the equity markets, and the potential for equity market downside protection. In addition, the Acquiring Fund has recently undergone a rebranding and enhanced marketing effort, and has had more distribution focus, suggesting a better potential for future asset raising.

Lower fees for Acquired Fund Shareholders. The Acquiring Fund assets have reached a breakpoint in the management fee, making the combined management fee ratio lower than the management fee ratio for the current Acquiring Fund. In addition, the total expense ratio for the Acquiring Fund following the Reorganization is expected to be lower than that of the Acquired Fund, even after accounting for the Acquired Fund’s contractual expense waiver. The Boards considered the fees and expense ratios of the Acquiring Fund and the Acquired Fund and the impact of existing and proposed contractual fee waivers on such expense ratios. The Boards considered the potential benefits afforded by a larger fund through economies of scale from the spreading of fixed costs over a larger asset base and by reaching or utilizing, to a greater extent, breakpoints in investment management fees, although there can be no assurance that operational savings will be realized. At the Board Meeting, DMC informed the Boards that with the current expense limitations in place at the time of the meeting, the net expenses of the Acquiring Fund were less than the net expenses of the Acquired Fund on all classes of shares. DMC has agreed to establish an expense limitation for the Acquiring Fund to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets, which is the current total expense ratio of the Acquired Fund, [from Dec. 8, 2017 through Dec. 31, 2018] so that current shareholders of the Acquired Fund will not experience higher fees as a result of the Reorganization. As a result of DMC’s proposed expense limitation, the Boards noted that the pro forma net expenses of the Acquiring Fund after the Reorganization will be less than the net expenses of the Acquired Fund for all share classes.

Costs of the Reorganization. Each of DMC, the Acquired Fund, and the Acquiring Fund will bear one-third of the costs of the Reorganization. The total cost of the Reorganization, including printing, mailing and legal costs, is anticipated to be approximately $57,000.

Tax considerations. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and the interests of the current shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Continuity of service providers. The Funds’ principal service providers are the same, with the exception of the sub-adviser of the Acquired Fund.

The Boards also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund. In this instance, the Acquired Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability. Therefore, reorganizing into another fund, the Acquiring Fund, would better benefit shareholders since they will be invested in a larger fund with greater potential to grow its assets. The Acquiring Fund is the most optimal fit due to its similar type of investment strategy, similar risk profile, and same Morningstar category.

Furthermore, the Boards considered that Rule 17a-8 under the 1940 Act exempts mergers of affiliated investment companies (such as a reorganization between the Acquired Fund and the Acquiring Fund) from the Section 17 prohibitions regarding principal transactions between affiliates. Rule 17a-8(a)(3) further provides that shareholder approval of participation in a reorganization is not required if certain conditions are met as noted below:

●	No fundamental policy of the merging company is materially different from the fundamental policies of the surviving company;
●	No advisory contract between the merging company is materially different from an advisory contract of the surviving company;

●

The trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and

●

Any distribution fees authorized to be paid by the surviving company pursuant to a plan adopted in accordance with Rule 12b-1 are no greater than the distribution fees authorized to be paid by the merging company pursuant to such a plan.

The proposed Reorganization will not require a shareholder vote because the Acquired Fund and Acquiring Fund satisfy these criteria. The Funds have identical fundamental policies, advisory contracts, and independent trustees, and the Acquiring Fund’s Rule 12b-1 fees are not greater than the Acquired Fund’s Rule 12b-1 fees.

In considering approval of the Reorganization, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the above-mentioned factors and reached the following conclusions with respect to their recommendations to the Board.

Based upon their evaluation of the relevant information presented to them, the Board of the Trust, on behalf of Delaware Foundation Growth Allocation Fund, and the Board of the Equity V Trust, on behalf of Delaware Wealth Builder Fund, including a majority of the Independent Trustees, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganization.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Reorganization, which is attached as Exhibit A to this Prospectus/Information Statement and is incorporated herein by reference.

How will the Reorganization be carried out?

The Reorganization will take place after the parties to the Plan satisfy various conditions. On the Closing Date, the Acquired Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume and pay when due all obligations and liabilities not discharged by the Acquired Fund after using its best efforts to identify and discharge all of its unpaid liabilities and obligations, including all liabilities relating to operations prior to the closing of the Reorganization. In exchange, the Trust, on behalf of the Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders. The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the “Valuation Date”). The value of the Acquired Fund’s net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

The stock transfer books of the Acquired Fund will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date. The Acquired Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Boards. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the Trust and the Equity V Trust; (2) by the Equity V Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Trust or waived by the Equity V Trust; or (3) by the Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Equity V Trust or waived by the Trust.

Who will pay the expenses of the Reorganization?

The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Prospectus/Information Statement, will be paid by DMC, the Acquired Fund and the Acquiring Fund, in one-third portions.

What are the tax consequences of the Reorganization?

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(C) of the Code. Neither the Acquired Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. Based on certain assumptions and customary representations to be made on behalf of the Acquired Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Acquired Fund will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any as of the closing date of the Reorganization, of the Acquired Fund move to the Acquiring Fund in the Reorganization. The capital loss carryovers, if any as of the closing date of the Reorganization, of the Acquired Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-closing. Under one such limitation, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. It is not anticipated, as of the date of this Prospectus/Information Statement, that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Reorganization. At March 31, 2017, the Acquired Fund did not have any aggregate capital loss carryovers and the Acquiring Fund had $23,092,014 of aggregate capital loss carryovers, subject to expiration by Nov. 30, 2017. Any capital gains recognized by the combined Fund on the sale of assets transferred by the Acquired Fund to the Acquiring Fund may not be offset by the capital loss carryovers of the Acquiring Fund for five years following the Reorganization as described above.

Appreciation in Value of Investments. Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The tax unrealized appreciation in value of investments as a percentage of its net asset value at March 31, 2017 was 18.44% for the Acquired Fund compared to 4.56% for the Acquiring Fund as of May 1, 2017, and 5.70% on a combined basis. As a result, shareholders of the Acquiring Fund may receive greater taxable distributions than they would have had the Reorganization not occurred.

General. You should consult your tax adviser regarding the effect to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Fund and Acquiring Fund?

Upon the Closing of the Reorganization, Class A, Class C, Class R and Institutional Class shares of the Acquired Fund will merge with and into the same corresponding class of shares of the Acquiring Fund. The Acquired Fund shareholders will receive shares at net asset value of the Acquiring Fund. The different fees and expenses of each Class are provided above in the section “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Acquiring Fund shares to be issued in the Reorganization have the same rights and privileges as your shares of the Acquired Fund.

Like the Acquired Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders may also be called at any time by the Chairman, the President of the Trust, in the absence of the Chairman, or any Vice President or other authorized officer of the Trust, in the absence of the Chairman and the President.

Capital Structure. Each of the Trust and Equity V Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with each Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of each Fund’s Institutional Class may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of each Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

The following table sets forth, as of May 31, 2017, the separate capitalizations of the Acquired Fund and Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments to	Acquiring Fund after
	(unaudited)	(unaudited)	Capitalization[1,2]	Reorganization[1] (estimated)
				(unaudited)
Net assets (all	$63,552,364	$720,945,358	($38,000)	$784,459,722
classes)

Total shares	6,333,286	50,793,511	(1,855,863)	55,270,934
outstanding

Class A net	$35,426,149	$267,370,655	($17,637)	$302,779,167
assets

Class A shares	3,513,372	18,847,308	(1,016,817)	21,343,863
outstanding

Class A net asset	$10.08	$14.19		$14.19
value per share

Class C net	$11,833,393	$250,912,415	($10,151)	$262,735,657
assets

Class C shares	1,211,478	17,660,561	(378,807)	18,493,232
outstanding

Class C net asset	$9.77	$14.21		$14.21
value per share

Class R net	$2,713,161	$2,613,595	($880)	$5,325,876
assets

Class R shares	271,457	184,264	(80,226)	375,495
outstanding

Class R net asset	$9.99	$14.18		$14.18
value per share

Institutional	$13,579,661	$200,048,693	($9,332)	$213,619,022
Class net assets

Institutional	1,336,979	14,101,378	(380,013)	15,058,344
Class shares
outstanding

Institutional	$10.16	$14.19		$14.19
Class net asset
value per share

[1]	Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
[2]	Adjustments reflect the costs of the Reorganization incurred by each Fund.

Do the Trustees and Officers own shares of the Acquired Fund or the Acquiring Fund?

As of August 22, 2017, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of the Acquired Fund, except for the Institutional Class, in which they owned 4.67% of the outstanding shares.

As of August 22, 2017, the officers and Trustees of the Equity V Trust directly owned less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Who are the control persons and owners of record or beneficially 5% or more of any class of the Acquired Fund’s or Acquiring Fund’s outstanding equity securities?

As of August 22, 2017, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
DELAWARE WEALTH BUILDER FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT	12.39%
	OF ITS
	CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST,
	2ND FL
	JACKSONVILLE FL 32246-6484
DELAWARE WEALTH BUILDER FUND CLASS A	NATIONAL FINANCIAL	11.91%
	SERVICES LLC
	(FBO) OUR CUSTOMERS
	ATTN MUTUAL FUNDS
	DEPARTMENT
	4TH FLOOR
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
DELAWARE WEALTH BUILDER FUND CLASS A	WELLS FARGO CLEARING SVCS	11.60%
	LLC
	SPECIAL CUSTODY ACCT FOR
	THE
	EXCLUSIVE BENEFIT OF
	CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE WEALTH BUILDER FUND CLASS A	CHARLES SCHWAB & CO INC	7.46%
	SPECIAL CUSTODY ACCT FBO
	CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE WEALTH BUILDER FUND CLASS A	MORGAN STANLEY SMITH	5.93%
	BARNEY
	HARBORSIDE FINANCIAL
	CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311
DELAWARE WEALTH BUILDER FUND CLASS A	LPL FINANCIAL	5.72%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121

DELAWARE WEALTH BUILDER FUND CLASS A	PERSHING LLC	5.64%
	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002
DELAWARE WEALTH BUILDER FUND CLASS C	WELLS FARGO CLEARING SVCS	16.81%
	LLC
	SPECIAL CUSTODY ACCT FOR
	THE
	EXCLUSIVE BENEFIT OF
	CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE WEALTH BUILDER FUND CLASS C	MORGAN STANLEY SMITH	16.41%
	BARNEY
	HARBORSIDE FINANCIAL
	CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311
DELAWARE WEALTH BUILDER FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT	13.65%
	OF ITS
	CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST,
	2ND FL
	JACKSONVILLE FL 32246-6484
DELAWARE WEALTH BUILDER FUND CLASS C	UBS WM USA	10.05%
	SPEC CDY A/C EXL BEN
	CUSTOMERS
	OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN, NJ 07086
DELAWARE WEALTH BUILDER FUND CLASS C	NATIONAL FINANCIAL	8.21%
	SERVICES LLC
	(FBO) OUR CUSTOMERS
	ATTN MUTUAL FUNDS
	DEPARTMENT
	4TH FLOOR
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310

DELAWARE WEALTH BUILDER FUND CLASS C	AMERICAN ENTERPRISE	7.98%
	INVESTMENT SVC
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE WEALTH BUILDER FUND CLASS C	RAYMOND JAMES	7.45%
	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713
DELAWARE WEALTH BUILDER FUND CLASS C	CHARLES SCHWAB & CO INC	5.28%
	SPECIAL CUSTODY ACCT FBO
	CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
DELAWARE WEALTH BUILDER FUND	MLPF&S FOR THE SOLE BENEFIT	25.37%
INSTITUTIONAL CLASS	OF ITS
	CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST,
	2ND FL
	JACKSONVILLE FL 32246-6484
DELAWARE WEALTH BUILDER FUND	WELLS FARGO CLEARING SVCS	12.55%
INSTITUTIONAL CLASS	LLC
	SPECIAL CUSTODY ACCT FOR
	THE
	EXCLUSIVE BENEFIT OF
	CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE WEALTH BUILDER FUND	MORGAN STANLEY SMITH	12.12%
INSTITUTIONAL CLASS	BARNEY
	HARBORSIDE FINANCIAL
	CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311

DELAWARE WEALTH BUILDER FUND	AMERICAN ENTERPRISE	11.64%
INSTITUTIONAL CLASS	INVESTMENT SVC
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE WEALTH BUILDER FUND	UBS WM USA	10.71%
INSTITUTIONAL CLASS	SPEC CDY A/C EXL BEN
	CUSTOMERS
	OF UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN, NJ 07086
DELAWARE WEALTH BUILDER FUND	NATIONAL FINANCIAL	7.93%
INSTITUTIONAL CLASS	SERVICES LLC
	(FBO) OUR CUSTOMERS
	ATTN MUTUAL FUNDS
	DEPARTMENT
	4TH FLOOR
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
DELAWARE WEALTH BUILDER FUND	LPL FINANCIAL	5.49%
INSTITUTIONAL CLASS	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE WEALTH BUILDER FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT	44.49%
	OF ITS
	CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST,
	2ND FL
	JACKSONVILLE FL 32246-6484
DELAWARE WEALTH BUILDER FUND CLASS R	RELIANCE TRUST COMPANY	16.33%
	FBO
	MASSMUTUAL DMF
	P.O. BOX 48529
	ATLANTA GA 30362

DELAWARE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST	13.20%
	COMPANY FBO
	MARK C VALENTINE PS PLAN
	PITTSBURGH, PA 15222
DELAWARE WEALTH BUILDER FUND CLASS R	MORGAN STANLEY SMITH	8.89%
	BARNEY
	HARBORSIDE FINANCIAL
	CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311
DELAWARE FOUNDATION GROWTH	MLPF&S FOR THE SOLE BENEFIT	7.45%
ALLOCATION FUND CLASS A	OF ITS
	CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST,
	2ND FL
	JACKSONVILLE FL 32246-6484
DELAWARE FOUNDATION GROWTH	LPL FINANCIAL	6.82%
ALLOCATION FUND CLASS A	OMNIBUS CUSTOMER ACCOUNT
	ATTN LINDSAY OTOOLE
	4707 EXECUTIVE DRIVE
	SAN DIEGO CA 92121
DELAWARE FOUNDATION GROWTH	AMERICAN ENTERPRISE	14.55%
ALLOCATION FUND CLASS C	INVESTMENT SVC
	707 2ND AVE SOUTH
	MINNEAPOLIS MN 55402-2405
DELAWARE FOUNDATION GROWTH	PERSHING LLC	9.29%
ALLOCATION FUND CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002

DELAWARE FOUNDATION GROWTH	WELLS FARGO CLEARING SVCS	8.21%
ALLOCATION FUND CLASS C	LLC
	SPECIAL CUSTODY ACCT FOR
	THE
	EXCLUSIVE BENEFIT OF
	CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
DELAWARE FOUNDATION GROWTH	NATIONAL FINANCIAL	5.96%
ALLOCATION FUND CLASS C	SERVICES LLC
	(FBO) OUR CUSTOMERS
	ATTN MUTUAL FUNDS
	DEPARTMENT
	4TH FLOOR
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310
DELAWARE FOUNDATION GROWTH	MORGAN STANLEY SMITH	5.61%
ALLOCATION FUND CLASS C	BARNEY
	HARBORSIDE FINANCIAL
	CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311
DELAWARE FOUNDATION GROWTH	LINCOLN RETIREMENT	42.95%
ALLOCATION FUND INSTITUTIONAL CLASS	SERVICES CO
	LINCOLN RETIREMENT
	SERVICES COMPANY
	FBO MMH INC EMPLOYEES SAV
	AND 401K
	P.O. BOX 7876
	FORT WAYNE IN 46801-7876
DELAWARE FOUNDATION GROWTH	LINCOLN RETIREMENT	15.42%
ALLOCATION FUND INSTITUTIONAL CLASS	SERVICES COMPANY
	FBO MMH INC RETIREMENT
	PLAN
	P.O. BOX 7876
	FORT WAYNE IN 46801-7876
DELAWARE FOUNDATION GROWTH	WELLS FARGO BANK FBO	6.71%
ALLOCATION FUND INSTITUTIONAL CLASS	VARIOUS RETIREMENT PLANS
	1525 WEST WT HARRIS BLVD
	CHARLOTTE, NC 28288-1076

DELAWARE FOUNDATION GROWTH	KELLY BIRD FBO	5.82%
ALLOCATION FUND INSTITUTIONAL CLASS	INLAND VALLEY
	CONSTRUCTION CO 401(K)
	BLOOMINGTON, CA 92316
DELAWARE FOUNDATION GROWTH	MLPF&S FOR THE SOLE BENEFIT	28.58%
ALLOCATION FUND CLASS R	OF ITS
	CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST,
	2ND FL
	JACKSONVILLE FL 32246-6484
DELAWARE FOUNDATION GROWTH	MID ATLANTIC TRUST	25.82%
ALLOCATION FUND CLASS R	COMPANY FBO
	JOHN LIQUETE MD INC
	PITTSBURGH, PA 15222
DELAWARE FOUNDATION GROWTH	MATRIX TRUST COMPANY	13.99%
ALLOCATION FUND CLASS R	TRUSTEE
	UNITED COMMUNITY BANK
	717 17TH STREET
	SUITE 1300
	DENVER CO 80202
DELAWARE FOUNDATION GROWTH	STATE STREET BANK AND	5.39%
ALLOCATION FUND CLASS R	TRUST TTEE
	AND/OR CUSTODIAN
	(FBO) ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901

MORE INFORMATION ABOUT THE FUNDS

Service Providers. The Funds use the same service providers for the following services:

●

Transfer Agent: Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and effective Nov. 1, 2014, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. Prior to this time, Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, served as the Funds’ shareholder servicing, dividend disbursing, and transfer agent. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie.

●	Sub-transfer agency services: BNY Mellon Investment Servicing (US) Inc. provides sub-transfer agency services to the Funds.
●

Fund Accountants: The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.

●

Custodian: BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities. BNY Mellon also serves as the Funds’ custodian for their investments in foreign securities.

●	Distributor: Delaware Distributors, L.P., 2005 Market Street, Philadelphia, Pennsylvania 19103-7094, serves as the national distributor of the Funds’ shares.
●	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Trust’s and Equity V Trust’s legal counsel.
●

Independent Registered Public Accountants: PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the each Trust.

Additional Information. The following information about the Acquiring Fund or Acquired Fund (1933 Act File Nos. 033-11419 and 333-38801 for the Acquiring Fund and Acquired Fund, respectively) is incorporated herein by reference and considered a part of this Prospectus/Information Statement: (i) the Acquired Fund Prospectus dated July 28, 2017, which is incorporated by reference herein; (ii) the Acquiring Fund’s SAI dated March 28, 2017, relating to the Acquiring Fund Prospectus; (iii) the Acquired Fund’s SAI dated July 28, 2017, related to the Acquired Fund Prospectus; (iv) the Statement of Additional Information dated [     ], 2017 (relating to this Prospectus/Information Statement), which has been filed with the SEC and is incorporated by reference herein; (v) the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended Nov. 30, 2016; (vi) the Acquired Fund’s Annual Report to Shareholders for the year ended March 31, 2017; (vii) the Acquiring Fund’s Semiannual Report to Shareholders for the period ended May 31, 2017; and (viii) the Acquired Fund’s Semiannual Report to Shareholders for the period ended Sept. 30, 2016. You may request free copies of the Statements of Additional Information (including any supplements), the Prospectuses, the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC by calling (800) 523-1918, or by writing to the Trust or the Equity V Trust at: P.O. Box 9876, Providence, RI 02940-8076 (regular mail) or 4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service).

This Prospectus/Information Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call (202)-551-8090 for hours of operation) and the following regional offices of the SEC: Atlanta Regional Office: Alabama, Georgia, North Carolina, South Carolina, and Tennessee - Regional Director, 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326-1232; Boston Regional Office: Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island, and Vermont - Regional Director, 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; Chicago Regional Office: Kentucky, Illinois, Indiana, Iowa, Michigan, Minnesota, Missouri, Ohio, and Wisconsin - Regional Director, 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604-2908; Denver Regional Office: Colorado, Kansas, Nebraska, New Mexico, North Dakota, South Dakota, and Wyoming - Regional Director, 1801 California Street, Suite 1500, Denver, CO 80202-2656; Fort Worth Regional Office: Arkansas, Kansas (for certain purposes), Oklahoma, and Texas - Regional Director, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102-6882; Los Angeles Regional Office: Arizona, Southern California (zip codes 93599 and below, except 93200-93299), Guam, Hawaii, and Nevada - Regional Director, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; Miami Regional Office: Florida, Louisiana, Mississippi, Puerto Rico, and the Virgin Islands - Regional Director, 801 Brickell Avenue, Suite 1800, Miami, FL 33131-4901; New York Regional Office: New York and New Jersey - Regional Director, 3 World Financial Center, Suite 400, New York, NY 10281-1022; Philadelphia Regional Office: Delaware, District of Columbia, Maryland, Pennsylvania, Virginia, and West Virginia - Regional Director, 701 Market Street, Suite 2000, Philadelphia, PA 19106-1532; Salt Lake City Regional Office: Utah - Regional Director, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101-1573; and San Francisco Regional Office: Alaska, Northern California (zip codes 93600 and up, plus 93200-93299), Idaho, Montana, Oregon, and Washington - Regional Director, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716. Also, copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO
PROSPECTUS/INFORMATION STATEMENT

Exhibit

A	Form of Agreement and Plan of Reorganization
B	Financial Highlights

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”), made as of this [       ] day of [              ], by and between Delaware Group Equity Funds V, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware Wealth Builder Fund (the “Acquiring Fund”), and Delaware Group Foundation Funds, a statutory trust created under the laws of the State of Delaware, with its principal place of business also at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware Foundation Growth Allocation Fund (the “Acquired Fund”). Delaware Management Company, a series of Macquarie Investment Management Business Trust, joins this Agreement solely for purposes of Section 10.

PLAN OF REORGANIZATION

The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by Delaware Group Equity Funds V, on behalf of the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of the corresponding class of shares of the Acquiring Fund identified on Exhibit A; [(ii) the assumption by Delaware Group Equity Funds V, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund;] (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets, Liquidation, and Dissolution of the Acquired Fund

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware Group Equity Funds V herein contained, and in consideration of the delivery by Delaware Group Equity Funds V of the number of its shares of beneficial interest of the Acquiring Fund hereinafter provided, Delaware Group Foundation Funds, on behalf of the Acquired Fund, agrees that it will sell, convey, transfer and deliver to Delaware Group Equity Funds V, on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”). In consideration thereof, the Acquiring Trust agrees at the Closing [(i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Closing, whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”);] and (ii) that Delaware Group Equity Funds V shall deliver to Delaware Group Foundation Funds, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, with no par value per share, of the Acquiring Fund equal in number to the number of full and fractional shares of beneficial interest, with no par value, of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the date of Closing.

(b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware Group Foundation Funds on behalf of the Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Delaware Group Equity Funds V agrees at the Closing to deliver to Delaware Group Foundation Funds, on behalf of the Acquired Fund, the number of Acquiring Fund shares determined by dividing the net asset value per share of the Acquired Fund shares as of the Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) As soon as practicable following the Closing, Delaware Group Foundation Funds shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund shares irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value of the Acquiring Fund shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c) The net asset value of the Acquired Fund shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The Reorganization shall close on [              ] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of [9:00 a.m., Eastern Time] on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing shall take place at the principal office of Delaware Group Equity Funds V, 2005 Market Street, Philadelphia, Pennsylvania 19103. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Delaware Group Equity Funds V or Delaware Group Foundation Funds, accurate appraisal of the value of the net assets of the Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and Acquiring Fund is practicable in the judgment of Delaware Group Equity Funds V and Delaware Group Foundation Funds. Delaware Group Foundation Funds shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to Delaware Group Equity Funds V’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286. Also, Delaware Group Foundation Funds shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. Delaware Group Equity Funds V shall provide evidence satisfactory to Delaware Group Foundation Funds in such manner as Delaware Group Foundation Funds may reasonably request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Representations and Warranties by Delaware Group Foundation Funds

Delaware Group Foundation Funds represents and warrants to Delaware Group Equity Funds V that:

(a) Delaware Group Foundation Funds was organized as a Delaware statutory trust on October 24, 1997, and is validly existing and in good standing under the laws of the State of Delaware. Delaware Group Foundation Funds, of which the Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b) Delaware Group Foundation Funds is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, with no par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, and non-assessable and has full voting rights.

(c) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2017, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Delaware Group Equity Funds V, and any unaudited financial statements since that date, copies of which may be furnished to Delaware Group Equity Funds V, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of the Acquired Fund, including FIN 48 work papers (as defined below) and supporting statements, made available to Delaware Group Equity Funds V and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(e) The statement of assets and liabilities to be furnished by Delaware Group Foundation Funds as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f) At the Closing, Delaware Group Foundation Funds, on behalf of the Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g) Delaware Group Foundation Funds has the necessary trust power and trust authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(h) Delaware Group Foundation Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust, Amended and Restated By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(i) Delaware Group Foundation Funds has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by the Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery, and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid, and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j) Neither Delaware Group Foundation Funds nor the Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

(k) Delaware Group Foundation Funds does not have any unamortized or unpaid organizational fees or expenses. There is no inter-corporate indebtedness existing between the Acquired Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.

(l) Delaware Group Foundation Funds has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code and the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Acquired Fund has qualified as a RIC for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and consummation of the transactions contemplated by the Agreement will not cause it to fail to be qualified as a RIC as of the Closing. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(m) On the Closing Date, all material Returns (as defined below) of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquired Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquired Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquired Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

5.	Representations and Warranties by Delaware Group Equity Funds V

Delaware Group Equity Funds V represents and warrants to Delaware Group Foundation Funds that:

(a) Delaware Group Equity Funds V was originally organized as a Maryland corporation on January 16, 1987 and was subsequently reorganized as a Delaware statutory trust on November 24, 1999, and is validly existing and in good standing under the laws of the State of Delaware. Delaware Group Equity Funds V is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

(b) Delaware Group Equity Funds V is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid and non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, and non-assessable and have full voting rights.

(c) The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2016, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to Delaware Group Foundation Funds, and any unaudited financial statements since that date, copies of which may be furnished to Delaware Group Foundation Funds, fairly present the financial position of the Acquiring Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(e) Delaware Group Equity Funds V has the necessary trust power and trust authority to conduct its business and the business of the Acquiring Fund as such businesses are now being conducted.

(f) Delaware Group Equity Funds V is not a party to or obligated under any provision of its Agreement and Declaration of Trust, Amended and Restated By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(g) Delaware Group Equity Funds V has full trust power and trust authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid, and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(h) Neither Delaware Group Equity Funds V nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The books and records of the Acquiring Fund made available to Delaware Group Foundation Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(j) Delaware Group Equity Funds V intends to elect to treat the Acquiring Fund as a regulated investment company under Subchapter M of the Code and the Acquiring Fund is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification as a regulated investment company for its current taxable year.

6.	Representations and Warranties by Delaware Group Foundation Funds and Delaware Group Equity Funds V

Delaware Group Foundation Funds and Delaware Group Equity Funds V each represents and warrants to the other that:

(a) Except as discussed in its currently effective prospectus, there are no legal, administrative, or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c) All information provided to Delaware Group Foundation Funds by Delaware Group Equity Funds V, and by Delaware Group Foundation Funds to Delaware Group Equity Funds V, for inclusion in, or transmittal with, the Information Statement/Prospectus with respect to this Agreement pursuant to which approval of the Acquired Fund’s shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d) No consent, approval, authorization, or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of Delaware Group Foundation Funds

(a) Delaware Group Foundation Funds covenants to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b) Delaware Group Foundation Funds undertakes that the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c) Delaware Group Foundation Funds covenants that by the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) Delaware Group Foundation Funds will at the Closing provide Delaware Group Equity Funds V with:

(1) A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address, and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement.

(3) If requested by the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to the Acquired Fund (the “FIN 48 Workpapers”), and

(4) The tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date.

(e) The Board of Trustees of Delaware Group Foundation Funds shall take all actions reasonably necessary to obtain the approval from the Acquired Fund’s shareholders of the transactions contemplated therein. The Board of Trustees of Delaware Group Foundation Funds shall cause to be prepared, filed with the U.S. Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, an Information Statement/Prospectus on Form N-14 under the 1933 Act (the “Information Statement”) that complies in all material respects with the applicable provisions of the 1940 Act and the 1934 Act, and the respective rules and regulations thereunder.

(f) Delaware Group Foundation Funds shall supply to Delaware Group Equity Funds V at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

(g) As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h) As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1 hereof.

8.	Covenants of Delaware Group Equity Funds V

(a) Delaware Group Equity Funds V covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

(b) Delaware Group Equity Funds V covenants to operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) Delaware Group Equity Funds V shall have filed with the Commission the Information Statement, relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Information Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. [At the time the Information Statement becomes effective and at the Closing, the prospectus and statement of additional information included in the Information Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

9.	Conditions Precedent to be Fulfilled by Delaware Group Foundation Funds and Delaware Group Equity Funds V

The obligations of Delaware Group Foundation Funds and Delaware Group Equity Funds V to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the Board of Trustees on behalf of the other party, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative, or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) Unless the Acquiring Fund provides an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, that the Acquired Fund shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of the Acquired Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover);

(e) That all required consents of other parties and all other consents, orders, and permits of federal, state, and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or Acquiring Fund.

(f) That prior to or at the Closing, Delaware Group Foundation Funds and Delaware Group Equity Funds V shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, this Agreement, and in accordance with customary representations provided by Delaware Group Foundation Funds and Delaware Group Equity Funds V with regard to matters of fact in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(5) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(6) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code.

(7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(8) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(9) The holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(10) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account as of the date of the transfer, as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Acquired Fund described in Section 381(c) of the Code as if there had been no Reorganization.

(g) That Delaware Group Equity Funds V shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Delaware Group Foundation Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1) Delaware Group Foundation Funds was organized as a Delaware statutory trust on October 24, 1997, and is validly existing and in good standing under the laws of the State of Delaware;

(2) Delaware Group Foundation Funds is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund;

(3) Delaware Group Foundation Funds is an open-end, investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in the Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware Group Foundation Funds, the unfavorable outcome of which would materially and adversely affect Delaware Group Foundation Funds or the Acquired Fund;

(5) To such counsel’s knowledge, no consent, approval, authorization, or order of any court, governmental authority, or agency is required for the consummation by Delaware Group Foundation Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(6) Neither the execution, delivery, nor performance of this Agreement by Delaware Group Foundation Funds violates any provision of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware Group Foundation Funds is a party or by which Delaware Group Foundation Funds is otherwise bound; and

(7) This Agreement has been validly authorized and executed by Delaware Group Foundation Funds and represents the legal, valid, and binding obligation of Delaware Group Foundation Funds and is enforceable against Delaware Group Foundation Funds in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware Group Foundation Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware Group Foundation Funds.

(h) That Delaware Group Foundation Funds shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Delaware Group Equity Funds V, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1) Delaware Group Equity Funds V was originally organized as a Maryland corporation on August 10, 1993 and was subsequently reorganized as a Delaware statutory trust on November 23, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

(2) Delaware Group Equity Funds V is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund;

(3) Delaware Group Equity Funds V is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware Group Equity Funds V, the unfavorable outcome of which would materially and adversely affect Delaware Group Equity Funds V or the Acquiring Fund;

(5) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Delaware Group Equity Funds V or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

(6) To such counsel’s knowledge, no consent, approval, authorization, or order of any court, governmental authority, or agency is required for the consummation by Delaware Group Equity Funds V of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(7) Neither the execution, delivery, nor performance of this Agreement by Delaware Group Equity Funds V violates any provision of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware Group Equity Funds V is a party or by which Delaware Group Equity Funds V is otherwise bound; and

(8) This Agreement has been validly authorized and executed by Delaware Group Equity Funds V and represents the legal, valid, and binding obligation of Delaware Group Equity Funds V and is enforceable against Delaware Group Equity Funds V in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware Group Equity Funds V with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware Group Equity Funds V.

(i) That Delaware Group Equity Funds V’s Information Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Information Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by Delaware Group Equity Funds V with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

[10. Fees and Expenses The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Delaware Management Company, a series of Macquarie Investment Management Business Trust.]

11.	Termination; Waiver; Order

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

(1) by mutual consent of Delaware Group Foundation Funds and Delaware Group Equity Funds V;

(2) by Delaware Group Equity Funds V if any condition precedent to its obligations set forth in Section 9 has not been fulfilled by Delaware Group Foundation Funds or waived by Delaware Group Equity Funds V; or

(3) by Delaware Group Foundation Funds if any condition precedent to its obligations set forth in Section 9 has not been fulfilled by Delaware Group Equity Funds V or waived by Delaware Group Foundation Funds.

(b) If the transactions contemplated by this Agreement have not been consummated by [              ], this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Delaware Group Foundation Funds and Delaware Group Equity Funds V.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Delaware Group Foundation Funds or Delaware Group Equity Funds V or persons who are their trustees, officers, agents, or shareholders in respect of this Agreement.

(d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Delaware Group Foundation Funds or Delaware Group Equity Funds V, respectively (whichever is entitled to the benefit thereof).

(e) The respective representations, warranties, and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither Delaware Group Foundation Funds nor Delaware Group Equity Funds V, nor any of their officers, trustees, agents, or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent, or shareholder of Delaware Group Foundation Funds or Delaware Group Equity Funds V against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders to which that officer, trustee, agent, or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Delaware Group Foundation Funds or Delaware Group Equity Funds V to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.	Liability of Delaware Group Equity Funds V and Delaware Group Foundation Funds

(a) Each party acknowledges and agrees that all obligations of Delaware Group Equity Funds V under this Agreement are binding only with respect to the Acquiring Fund; that any liability of Delaware Group Equity Funds V under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of Delaware Group Equity Funds V shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Group Foundation Funds nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Group Equity Funds V, the trustees, officers, employees, or agents of Delaware Group Equity Funds V, or any of them.

(b) Each party acknowledges and agrees that all obligations of Delaware Group Foundation Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of Delaware Group Foundation Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of Delaware Group Foundation Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Group Equity Funds V nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Group Foundation Funds, the trustees, officers, employees, or agents of Delaware Group Foundation Funds, or any of them.

13.	Cooperation and Exchange of Information; Reporting Responsibility

(a) Delaware Group Equity Funds V and Delaware Group Foundation Funds will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules, and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

(b) Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

14.	Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.	Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Delaware Group Foundation Funds or Delaware Group Equity Funds V at 2005 Market Street, Philadelphia, Pennsylvania 19103, Attention: Secretary.

17.	Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

18.	Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

[Signature Page Follows]

IN WITNESS WHEREOF, Delaware Group Foundation Funds and Delaware Group Equity Funds V have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware Group Foundation Funds, on behalf of
Delaware Foundation Growth Allocation Fund

By:
Name:
Title:

Delaware Group Equity Funds V, on behalf of
Delaware Wealth Builder Fund

By:
Name:
Title:

Solely for Purposes of Sections 10
Delaware Management Company, a Series of
Macquarie Investment Management Business Trust

By:
Name:
Title:

Exhibit A

At the Closing, shareholders of the Acquired Fund will receive the corresponding class of shares of the Acquiring Fund as shown below:

Corresponding
Acquired Fund	Acquiring Fund
Share Class	Share Class
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, except for the fiscal period ended May 31, 2017 for the Acquiring Fund, whose report, along with the Funds’ financial statements, is included in each Fund’s annual report, which is available upon request by calling 800 523-1918. The information for the six month period ended May 31, 2017 for the Acquiring Fund is unaudited.

	Delaware Foundation Growth Allocation Fund Class A
	Year ended		10/1/2014 to	Year ended
	3/31/2017	3/31/2016	3/31/2015[1]	9/30/2014	9/30/2013	9/30/2012
Net asset value, beginning of period	$9.260	$10.640	$11.640	$11.550	$10.220	$8.970
Income (loss) from investment operations:

Net investment income[2]	0.116	0.115	0.049	0.159	0.148	0.143
Net realized and unrealized gain (loss)	0.903	(0.549)	0.295	0.860	1.355	1.506
Total from investment operations	1.019	(0.434)	0.344	1.019	1.503	1.649
Less dividends and distributions from:

Net investment income	(0.131)	(0.118)	(0.200)	(0.151)	(0.145)	(0.148)
Net realized gain	(0.338)	(0.828)	(1.144)	(0.778)	(0.028)	(0.251)
Total dividends and distributions	(0.469)	(0.946)	(1.344)	(0.929)	(0.173)	(0.399)
Net asset value, end of period	$9.810	$9.260	$10.640	$11.640	$11.550	$10.220
Total return[3]	11.25%	(4.47%)	3.15%	9.21%	14.92%	18.87%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$34,904	$41,172	$44,463	$39,716	$49,046	$42,992
Ratio of expenses to average net assets	1.15%	1.16%	1.17%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets prior to fees waived	1.55%	1.52%	1.58%	1.44%	1.52%	1.53%
Ratio of net investment income to average net assets	1.21%	1.18%	0.89%	1.37%	1.37%	1.47%
Ratio of net investment income to average net assets prior to fees waived	0.81%	0.83%	0.48%	1.08%	1.00%	1.09%
Portfolio turnover	103%	87%	49%	77%	104%	109%
1During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

	Delaware Foundation Growth Allocation Fund Class C
	Year ended		10/1/2014 to	Year ended
	3/31/2017	3/31/2016	3/31/2015[1]	9/30/2014	9/30/2013	9/30/2012
Net asset value, beginning of period	$8.990	$10.360	$11.340	$11.270	$9.980	$8.760
Income (loss) from investment operations:

Net investment income[2]	0.042	0.041	0.007	0.071	0.066	0.068
Net realized and unrealized gain (loss)	0.879	(0.538)	0.273	0.846	1.324	1.479
Total from investment operations	0.921	(0.497)	0.280	0.917	1.390	1.547
Less dividends and distributions from:

Net investment income	(0.063)	(0.045)	(0.116)	(0.069)	(0.072)	(0.076)
Net realized gain	(0.338)	(0.828)	(1.144)	(0.778)	(0.028)	(0.251)
Total dividends and distributions	(0.401)	(0.873)	(1.260)	(0.847)	(0.100)	(0.327)
Net asset value, end of period	$9.510	$8.990	$10.360	$11.340	$11.270	$9.980
Total return[3]	10.44%	(5.22%)	2.72%	8.37%	14.05%	18.04%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$12,143	$11,529	$11,017	$9,707	$7,687	$6,570
Ratio of expenses to average net assets	1.90%	1.91%	1.92%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets prior to fees waived	2.30%	2.27%	2.33%	2.19%	2.22%	2.23%
Ratio of net investment income to average net assets	0.46%	0.43%	0.14%	0.62%	0.62%	0.72%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.06%	0.08%	(0.27%)	0.33%	0.30%	0.39%
Portfolio turnover	103%	87%	49%	77%	104%	109%
1During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

	Delaware Foundation Growth Allocation Fund Class R
	Year ended		10/1/2014 to	Year ended
	3/31/2017	3/31/2016	3/31/2015[1]	9/30/2014	9/30/2013	9/30/2012
Net asset value, beginning of period	$9.180	$10.560	$11.560	$11.480	$10.150	$8.910
Income (loss) from investment operations:

Net investment income[2]	0.091	0.090	0.035	0.131	0.121	0.118
Net realized and unrealized gain (loss)	0.905	(0.548)	0.281	0.850	1.357	1.497
Total from investment operations	0.996	(0.458)	0.316	0.981	1.478	1.615
Less dividends and distributions from:

Net investment income	(0.108)	(0.094)	(0.172)	(0.123)	(0.120)	(0.124)
Net realized gain	(0.338)	(0.828)	(1.144)	(0.778)	(0.028)	(0.251)
Total dividends and distributions	(0.446)	(0.922)	(1.316)	(0.901)	(0.148)	(0.375)
Net asset value, end of period	$9.730	$9.180	$10.560	$11.560	$11.480	$10.150
Total return[3]	11.08%	(4.74%)	2.91%	8.92%	14.75%	18.58%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$3,230	$3,965	$4,399	$15,654	$14,635	$12,156
Ratio of expenses to average net assets	1.40%	1.41%	1.42%	1.40%	1.40%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.80%	1.77%	1.83%	1.69%	1.82%	1.83%
Ratio of net investment income to average net assets	0.96%	0.93%	0.64%	1.12%	1.12%	1.22%
Ratio of net investment income to average net assets prior to fees waived	0.56%	0.58%	0.23%	0.83%	0.70%	0.79%
Portfolio turnover	103%	87%	49%	77%	104%	109%
1During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

	Delaware Foundation Growth Allocation Fund Institutional Class
	Year ended		10/1/2014 to	Year ended
	3/31/2017	3/31/2016	3/31/2015[1]	9/30/2014	9/30/2013	9/30/2012
Net asset value, beginning of period	$9.320	$10.700	$11.720	$11.630	$10.280	$9.020
Income (loss) from investment operations:

Net investment income[2]	0.141	0.141	0.063	0.187	0.175	0.168
Net realized and unrealized gain (loss)	0.912	(0.549)	0.290	0.860	1.372	1.516
Total from investment operations	1.053	(0.408)	0.353	1.047	1.547	1.684
Less dividends and distributions from:

Net investment income	(0.155)	(0.144)	(0.229)	(0.179)	(0.169)	(0.173)
Net realized gain	(0.338)	(0.828)	(1.144)	(0.778)	(0.028)	(0.251)
Total dividends and distributions	(0.493)	(0.972)	(1.373)	(0.957)	(0.197)	(0.424)
Net asset value, end of period	$9.880	$9.320	$10.700	$11.720	$11.630	$10.280
Total return[3]	11.56%	(4.19%)	3.21%	9.42%	15.30%	19.19%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$13,221	$15,374	$20,285	$18,930	$25,426	$37,054
Ratio of expenses to average net assets	0.90%	0.91%	0.92%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived	1.30%	1.27%	1.33%	1.19%	1.22%	1.23%
Ratio of net investment income to average net assets	1.46%	1.43%	1.14%	1.62%	1.62%	1.72%
Ratio of net investment income to average net assets prior to fees waived	1.06%	1.08%	0.73%	1.33%	1.30%	1.39%
Portfolio turnover	103%	87%	49%	77%	104%	109%
1During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

	Delaware Wealth Builder Fund Class A
	Six months ended 5/31/2017[1]	Year ended
	(Unaudited)	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012
Net asset value, beginning of period	$13.64	$13.16	$13.73	$12.81	$10.94	$9.89
Income (loss) from investment operations:

Net investment income[2]	0.19	0.27	0.32	0.31	0.32	0.35
Net realized and unrealized gain (loss)	0.56	0.52	(0.58)	0.92	1.85	1.04
Total from investment operations	0.75	0.79	(0.26)	1.23	2.17	1.39
Less dividends and distributions from:

Net investment income	(0.20)	(0.31)	(0.31)	(0.31)	(0.30)	(0.34)
Total dividends and distributions	(0.20)	(0.31)	(0.31)	(0.31)	(0.30)	(0.34)
Net asset value, end of period	$14.19	$13.64	$13.16	$13.73	$12.81	$10.94
Total return[3]	5.51%	6.11%	(1.91%)	9.74%	20.07%	14.25%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$267,371	$270,324	$291,876	$315,098	$297,117	$203,819
Ratio of expenses to average net assets[4]	1.09%	1.13%	1.10%	1.10%	1.12%	1.16%
Ratio of expenses to average net assets prior to fees waived	1.09%	1.13%	1.10%	1.10%	1.16%	1.21%
Ratio of net investment income to average net assets[5]	2.70%	2.04%	2.38%	2.35%	2.62%	3.28%
Ratio of net investment income to average net assets prior to fees waived	2.70%	2.04%	2.38%	2.35%	2.58%	3.23%
Portfolio turnover	45%	102%	67%	56%	51%	47%
1Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
4The ratios of expenses to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 1.09% and 1.12%, respectively.
5The ratios of net investment income to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 2.70% and 2.05%, respectively.

	Delaware Wealth Builder Fund Class C
	Six months ended 5/31/2017[1]	Year ended
	(Unaudited)	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012
Net asset value, beginning of period	$13.66	$13.18	$13.75	$12.83	$10.96	$9.90
Income (loss) from investment operations:

Net investment income[2]	0.14	0.17	0.22	0.21	0.23	0.27
Net realized and unrealized gain (loss)	0.56	0.52	(0.58)	0.92	1.85	1.05
Total from investment operations	0.70	0.69	(0.36)	1.13	2.08	1.32
Less dividends and distributions from:

Net investment income	(0.15)	(0.21)	(0.21)	(0.21)	(0.21)	(0.26)
Total dividends and distributions	(0.15)	(0.21)	(0.21)	(0.21)	(0.21)	(0.26)
Net asset value, end of period	$14.21	$13.66	$13.18	$13.75	$12.83	$10.96
Total return[3]	5.11%	5.30%	(2.63%)	8.90%	19.13%	13.50%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$250,912	$283,243	$298,833	$308,975	$254,961	$156,758
Ratio of expenses to average net assets[4]	1.84%	1.88%	1.85%	1.85%	1.87%	1.91%
Ratio of net investment income to average net assets[5]	1.95%	1.29%	1.63%	1.60%	1.87%	2.53%
Portfolio turnover	45%	102%	67%	56%	51%	47%
1Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
4The ratios of expenses to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 1.84% and 1.87%, respectively.
5The ratios of net investment income to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 1.95% and 1.30%, respectively.

	Delaware Wealth Builder Fund Class R
	Six months ended 5/31/2017[1]	Year ended
	(Unaudited)	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012
Net asset value, beginning of period	$13.63	$13.16	$13.73	$12.81	$10.94	$9.89
Income (loss) from investment operations:

Net investment income[2]	0.17	0.24	0.29	0.28	0.28	0.32
Net realized and unrealized gain (loss)	0.56	0.51	(0.58)	0.92	1.86	1.05
Total from investment operations	0.73	0.75	(0.29)	1.20	2.14	1.37
Less dividends and distributions from:

Net investment income	(0.18)	(0.28)	(0.28)	(0.28)	(0.27)	(0.32)
Total dividends and distributions	(0.18)	(0.28)	(0.28)	(0.28)	(0.27)	(0.32)
Net asset value, end of period	$14.18	$13.63	$13.16	$13.73	$12.81	$10.94
Total return[3]	5.38%	5.76%	(2.15%)	9.46%	19.77%	13.97%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$2,613	$3,229	$3,682	$3,983	$3,030	$3,151
Ratio of expenses to average net assets[4]	1.34%	1.38%	1.35%	1.35%	1.37%	1.41%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.38%	1.35%	1.35%	1.46%	1.51%
Ratio of net investment income to average net assets[5]	2.45%	1.79%	2.13%	2.10%	2.37%	3.03%
Ratio of net investment income to average net assets prior to fees waived	2.45%	1.79%	2.13%	2.10%	2.28%	2.93%
Portfolio turnover	45%	102%	67%	56%	51%	47%
1Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
4The ratios of expenses to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 1.34% and 1.37%, respectively.
5The ratios of net investment income to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 2.45% and 1.80%, respectively.

	Delaware Wealth Builder Fund Institutional Class
	Six months ended 5/31/2017[1]	Year ended
	(Unaudited)	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012
Net asset value, beginning of period	$13.64	$13.16	$13.73	$12.81	$10.94	$9.89
Income (loss) from investment operations:

Net investment income[2]	0.21	0.30	0.36	0.35	0.35	0.38
Net realized and unrealized gain (loss)	0.56	0.52	(0.58)	0.92	1.85	1.04
Total from investment operations	0.77	0.82	(0.22)	1.27	2.20	1.42
Less dividends and distributions from:

Net investment income	(0.22)	(0.34)	(0.35)	(0.35)	(0.33)	(0.37)
Total dividends and distributions	(0.22)	(0.34)	(0.35)	(0.35)	(0.33)	(0.37)
Net asset value, end of period	$14.19	$13.64	$13.16	$13.73	$12.81	$10.94
Total return[3]	5.64%	6.37%	(1.66%)	10.01%	20.37%	14.66%
Ratios and supplemental data:

Net assets, end of period (000 omitted)	$200,049	$149,830	$147,133	$149,914	$61,809	$30,449
Ratio of expenses to average net assets[4]	0.84%	0.88%	0.85%	0.85%	0.87%	0.91%
Ratio of net investment income to average net assets[5]	2.95%	2.29%	2.63%	2.60%	2.87%	3.53%
Portfolio turnover	45%	102%	67%	56%	51%	47%
1Ratios have been annualized and total return and portfolio turnover have not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
4The ratios of expenses to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 0.84% and 0.87%, respectively.
5The ratios of net investment income to average net assets excluding interest expense for the six months ended May 31, 2017 and year ended Nov. 30, 2016 were 2.95% and 2.30%, respectively.

PART B
STATEMENT OF ADDITIONAL INFORMATION

Dated [          ], 2017

Acquisition of the Assets of:

DELAWARE FOUNDATION GROWTH ALLOCATION FUND

(a series of Delaware Group Foundation Funds)

By and in exchange for shares of:

DELAWARE WEALTH BUILDER FUND

(a series of Delaware Group Equity Funds V)

DELAWARE FUNDSSM by Macquarie
2005 Market Street
Philadelphia, Pennsylvania 19103
(800) 523-1918

This Statement of Additional Information, relating specifically to the Reorganization of Delaware Foundation Growth Allocation Fund (the “Acquired Fund”) into Delaware Wealth Builder Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) consists of this document and the following described documents, each of which is incorporated by reference herein:

●	The Statement of Additional Information of the Trust dated July 28, 2017;
●	The Statement of Additional Information of the Equity V Trust dated March 28, 2017;
●

The audited financial statements and related Report of the Independent Registered Public Accounting Firm for the Acquired Fund included in the Trust’s Annual Report for the fiscal year ended March 31, 2017;

●

The audited financial statements and related Report of the Independent Registered Public Accounting Firm for the Acquiring Fund included in the Equity V Trust’s Annual Report for the fiscal year ended Nov. 30, 2016, and

●	The unaudited financial statements for the Acquiring Fund included in the Equity V Trust’s Semiannual Report for the fiscal period ended May 31, 2017.

This Statement of Additional Information dated [          ], 2017 is not a prospectus. An information statement/prospectus dated [          ], 2017 (the “Information Statement/Prospectus”) relating to the above referenced matter may be obtained without charge from Delaware Group Foundation Funds (the “Trust”), on behalf of Delaware Foundation Growth Allocation Fund, or Delaware Group Equity Funds V (the “Equity V Trust”), on behalf of Delaware Wealth Builder Fund, by calling the telephone number above or by writing to the Trust or the Equity V Trust at: P.O. Box 9876 Providence, RI 02940-8076 (regular mail) or 4400 Computer Drive Westborough, MA 01581-1722 (overnight courier service).

1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION	3

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	3

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	3

FINANCIAL STATEMENTS	3

PRO FORMA FINANCIAL INFORMATION	3

2

GENERAL INFORMATION

The Boards of Trustees (“Boards”) of the Trust and of the Equity V Trust reviewed and approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Acquired Fund with and into the Acquiring Fund. The Boards determined that the Reorganization is in the best interests of each Fund and that the interests of shareholders of the respective Funds will not be diluted as a result of the Reorganization.

Pursuant to the Plan, the reorganization of the Acquired Fund into the Acquiring Fund will consist of: (i) the acquisition by the Equity V Trust, on behalf of the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of the corresponding class of shares of the Acquiring Fund; (ii) the assumption by the Equity V Trust, on behalf of the Acquiring Fund, of all of the liabilities not discharged by the Acquired Fund after using its best efforts to identify and discharge all of its unpaid liabilities and obligations, including all liabilities relating to operations prior to the closing of the Reorganization; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing, all upon and subject to the terms and conditions of the Plan.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

This Statement of Additional Information incorporates by reference the following documents, which contain additional information about the Acquired Fund and the Acquiring Fund:

●

The Statement of Additional Information of the Trust with respect to the Acquired Fund, as filed with the Securities and Exchange Commission (“SEC”) on July 27, 2017 (Registration Nos. 333-38801 and 811-08457, EDGAR accession number 0001206774-17-002196); and

●

The Statement of Additional Information of the Equity V Trust with respect to the Acquiring Fund, as filed with the SEC on March 28, 2017 (Registration Nos. 033-11419 and 811-04997, EDGAR accession number 0001145443-17-000391).

FINANCIAL STATEMENTS

Historical financial information regarding the Acquired Fund and the Acquiring Fund is included in the following documents, which are incorporated by reference herein:

●

The audited financial statements and financial highlights and related Report of the Independent Registered Public Accounting Firm for the Acquired Fund included in the Trust’s Annual Report for the fiscal year ended March 31, 2017 as filed with the SEC on June 8, 2017 (Registration Nos. 333-38801 and 811-08457, EDGAR accession number 0001206774-17-001794);

●

The audited financial statements and financial highlights and related Report of the Independent Registered Public Accounting Firm for the Acquiring Fund included in the Equity V Trust’s Annual Report for the fiscal year ended Nov. 30, 2016 as filed with the SEC on Feb. 6, 2017 (Registration Nos. 033-11419 and 811-04997, EDGAR accession number 0001206774-17-000353); and

●

The unaudited financial statements and financial highlights for the Acquiring Fund included in the Equity V Trust’s Semi-Annual Report for the fiscal period ended May 31, 2017 as filed with the SEC on August 7, 2017 (Registration Nos. 033-11419 and 811-04997, EDGAR accession number 0001206774-17-002310).

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund with and into the Acquiring Fund because the net asset value of the Acquired Fund ($62,569,802.62) does not exceed ten percent of the Acquiring Fund’s net asset value ($700,160,977.57), as measured on August 21, 2017.

3

PART C
(Delaware Group® Equity Funds V)
N-14

OTHER INFORMATION

Item 15.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 37 filed March 28, 2008. Article VI of the Amended and Restated By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 52 filed March 25, 2016.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A indicated below, except as noted:

(1)	Copies of the Charter of the Registrant as now in effect;

(a) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

(i) Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 37 filed March 28, 2008.

(ii) Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 39 filed January 29, 2010.

(iii) Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 39 filed January 29, 2010.

(iv) Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 52 filed March 25, 2016.

(b) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

(2)	Copies of the existing By-Laws or corresponding instruments of the Registrant; Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 52 March 25, 2016.

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;

Not Applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a) Form of Agreement and Plan of Reorganization by the Registrant on behalf of its series Delaware Wealth Builder Fund (formerly, Delaware Dividend Income Fund), and Delaware Group Foundation Funds, on behalf of its series, Delaware Foundation Growth Allocation Fund, is filed herewith as Exhibit A to the Prospectus/Information Statement.

(5)	Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the Registrant; None other than those contained in Exhibits (1) and (2).

(6)	Copies all investment advisory contracts relating to the management of the assets of the Registrant;

	(a)	Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 39 filed January 29, 2010.

(i) Executed Amendment No. 2 (June 30, 2016) to Exhibit A to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 28, 2017.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

	(a)	Distribution Agreements.

(i) Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 28, 2017.

(ii) Executed Amendment No. 1 (June 30, 2016) to the Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 28, 2017.

	(b)	Form of Dealer's Agreement incorporated into this filing by reference to Post-Effective Amendment No. 43 filed March 28, 2012.

	(c)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 43 filed March 28, 2012.

	(d)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 43 filed March 28, 2012.

(8)	Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such;

Not applicable.

(9)	Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act [15 U.S.C. 80a-17(f)], for securities and similar investments of the registrant, including the schedule of remuneration;

	(a)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 38 filed March 27, 2009.

(i) Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 50 filed March 30, 2015.

	(b)	Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed March 28, 2008.

(i) Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 41 filed March 30, 2011.

(ii) Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 29, 2010.

(10)	Copies of any plan entered into by registrant pursuant to Rule l2b-1 under the 1940 Act [17 CFR 270.12b-1] and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act [17 CFR 270.18f-3], any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the registrant’s directors describing any action taken to revoke the plan;

	(a)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

	(b)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

	(c)	Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed March 29, 2006.

	(d)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (February 25, 2016) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed May 2, 2016.

(i) Updated Appendix A (April 3, 2017) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 attached as Exhibit No. EX-99.10.d.i.

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;

	(a)	Opinion and Consent of Counsel (September 2017) relating to the Registrant attached as Exhibit EX-99.11.a.

(12)	An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

	(a)	To be filed by amendment.

(13)	Copies of all material contracts of the registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

	(a)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

(i) Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

(ii) Executed Amendment No. 1 (June 30, 2016) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 28, 2017.

(iii) Executed Schedule B (February 25, 2016) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 54 filed May 2, 2016.

(iv) Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 50 filed March 30, 2015.

	(b)	Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 47 filed March 28, 2014.

(c) Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 47 filed March 28, 2014.

(i) Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 50 filed March 30, 2015.

(14)	Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act [15 U.S.C. 77g];

(a) Consent of Independent Registered Public Accounting Firm (September 2017) attached as Exhibit No. EX-99.14.a.

(15)	All financial statements omitted pursuant to Item 14(a)(l);

Not Applicable.

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(a) Powers of Attorney (August 2017) attached as Exhibit EX-99.16.a.

(17)	Any additional exhibits which the registrant may wish to file.

(1) Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie and Optimum Fund Trust (October 1, 2013) attached as Exhibit No. EX-99.17.a.

Item 17.	Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 7th day of September, 2017.

DELAWARE GROUP EQUITY FUNDS V

By:	/s/ Richard Salus
Richard Salus
Senior Vice President/Chief Financial Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
Shawn K. Lytle	*	President/Chief Executive Officer	September 7, 2017
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Chairman and Trustee	September 7, 2017
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	September 7, 2017
Ann D. Borowiec

Joseph W. Chow	*	Trustee	September 7, 2017
Joseph W. Chow

John A. Fry	*	Trustee	September 7, 2017
John A. Fry

Lucinda S. Landreth	*	Trustee	September 7, 2017
Lucinda S. Landreth

Frances A. Sevilla-Sacasa	*	Trustee	September 7, 2017
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	September 7, 2017
Thomas K. Whitford

Janet L. Yeomans	*	Trustee	September 7, 2017
Janet L. Yeomans

/s/ Richard Salus		Senior Vice President/Chief Financial Officer	September 7, 2017
Richard Salus		(Principal Financial Officer)

*By: /s/ Richard Salus
Richard Salus
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Equity Funds V N-14)

Exhibit No.	Exhibit
EX-99.10.d.i	Updated Appendix A (April 3, 2017) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

EX-99.11.a	Opinion and Consent of Counsel (September 2017) relating to the Registrant

EX-99.14.a	Consent of Independent Registered Public Accounting Firm (September 2017)

EX-99.16.a	Powers of Attorney (August 2017)

EX-99.17.a	Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie and Optimum Fund Trust (October 1, 2013)